UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

FHC HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported, on December 3, 2020, FHC Holdings Corporation (f/k/a Francesca’s Holding Corporation) (the “Company”) and each of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption In re FHC Holdings Corporation, et al., Case No. 20-13076 (BLS). On July 20, 2021, the Bankruptcy Court entered an order (“Confirmation Order”) confirming the Debtors’ First Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation (the “Plan”). Copies of the Plan and Confirmation Order were filed as Exhibits 2.1 and 99.1, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2021 and are incorporated by reference into this Item 1.03.

On July 30, 2021 (the “Effective Date”), the Debtors filed the Notice of (I) Confirmation of Debtors’ First Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation and (II) Occurrent of the Effective Date (the “Notice of Effective Date”), which provides that on July 30, 2021, the Plan became effective pursuant to its terms. A copy of the Notice of Effective Date is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Effective Date, except as otherwise specifically provided for in the Plan, any Equity Interests, any intercompany notes, and any other certificate, equity security, share, note, purchase right, option, or warrant, were deemed cancelled and surrendered as to the Debtors without any need for further action or approval of the Bankruptcy Court or any Holder thereof or any other Person or Entity, and the Debtors shall not have any continuing obligations thereunder or in any way related thereto.

All existing Equity Interests (including, without limitation, common stock of the Company) in the Debtors were cancelled on the Effective Date of the Plan without any distribution or retention of any property on account of such Equity Interests.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Confirmation Order, on the Effective Date, the persons acting as directors, managers and officers of the Debtors were deemed to have resigned without any further corporation action and the Plan Administrator was appointed as the sole manager, officer, and representative of the Debtors to exercise the rights, power and authority of the Debtors under applicable provisions of the Plan and bankruptcy and non-bankruptcy law.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Notice of (I) Confirmation of Debtors’ First Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation and (II) Occurrent of the Effective Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FHC HOLDINGS CORPORATION

Date: August 2, 2021	By:	/s/ Anthony Saccullo
Anthony Saccullo
Chief Wind-Down Officer